Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

With reference to the Annual Report of Cambridge Display Technology, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Fyfe, Chief Executive Officer of the Company, certify, for the purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID FYFE
David Fyfe Chief Executive Officer March 30, 2005